Exhibit 99.1

May 25, 2022 NASDAQ: BWV

The Presentation (the “Presentation”) has been prepared by Blue Water Vaccines, Inc. (the "Company"). Certain information con tai ned herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the pur pos es used herein, the Company makes no representation or warranty with respect to the accuracy of such information. This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company in any jurisdiction, domestic of foreign, where the offer, solicitation or sale is not permitted or would be unlawful prior to regis tra tion or qualification under the securities laws of any such state or jurisdiction. FORWARD LOOKING STATEMENTS : Certain statements in this presentation (the ”Presentation”) has been prepared by Blue Water Vaccines, Inc . (the “Company”) . This presentation contains forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others . These forward - looking statements are based on BWV’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to the development of BWV’s vaccine candidates, including, but not limited to BWV - 301 ; the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations ; delays and uncertainties caused by the global COVID - 19 pandemic ; risks related to the timing and progress of clinical development of our product candidates ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and substantial competition . As with any vaccine under development, there are significant risks in the development, regulatory approval and commercialization of new products . BWV does not undertake an obligation to update or revise any forward - looking statement . Investors should read the risk factors set forth in BWV’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 , filed with the Securities and Exchange Commission (the “SEC”) on March 31 , 2022 , and periodic reports filed with the SEC on or after the date thereof . All of BWV’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . The information set forth herein speaks only as of the date thereof . 2

SCIENCE. INNOVATION. IMMUNITY. We believe science innovation improves lives. That's why we are researching and developing transformational vaccines to prevent infectious diseases worldwide. 3

Broad and diverse vaccine pipeline: Novel preclinical vaccine candidates Esteemed Collaborators: University of Oxford, Cincinnati Children’s, St. Jude Children’s Research Hospital Secured Funding: Recent IPO and PIPE provides lengthened cash runway for development BWV Highlights 4

5 Overview ? Lead Vaccine Candidates: Universal and H1 Influenza vaccine candidates utilizing proprietary epitopes of limited variability (ELV) that remain present through viral mutation Esteemed Collaborators: University of Oxford, Cincinnati Children’s, St. Jude Children’s Research Hospital AOM: acute otitis media ? Opportunistic Business Model : Exclusive licenses of assets and platforms, broad business development, opportunistic growth and expansion Broad and Diverse Vaccine Pipeline: Novel preclinical vaccine candidates Proprietary Versatile Vaccine Platform: POC data, multi - valent, scalable, flexible discovery engine with broad therapeutic capabilities AOM Prevention Candidate: Targeting Streptococcus pneumoniae to prevent AOM utilizing an intranasally delivered proprietary live - attenuated strain

Initial Public Offering NASDAQ $20M IPO Feb Nano Research Publication Novel S&P Vaccine Platform Versatility BWV - 101 Universal Flu BWV - 301 Noro/rotavirus Mar World Vaccine Congress New Data Supporting BWV - 101 Universal Influenza Vaccine Candidate (H3 and Flu B ELVs) Apr St. Jude Platform Expansion BWV - 201 license expanded to include platform for additional bacterial AOM targets May Instituto Butantan development of BWV - 101 in Brazil May 6 Recent Execution Nano Research Butantan Flu Collaboration

7 Novel Vaccine Pipeline Infectious Disease Program Candidate Preclinical Phase 1 Collaborator Universal Flu BWV - 101 H1 pre - pandemic BWV - 102 S. pneumo induced AOM (intranasal) BWV - 201 Norovirus / Rotavirus BWV - 301 Norovirus / Malaria BWV - 302

8 POC: animal models showed strong enhanced immunogenicity Our novel Shell and Protrusion (S&P) norovirus platform combines 2 or more immunogenic components: a norovirus antigen + at least one additional antigen = novel vaccines Versatile Nanoparticle VLP Vaccine Platform Discovery Engine: potentially stable, flexible, cost - effective nanoparticles Broad therapeutic capabilities & Partnering opportunities

Influenza BWV-101 BWV-102

UNIVERSITY OF OXFORD

Need for broad protection flu vaccine

- Current annual flu vaccine effectiveness is up to 50%
- 1 billion influenza infections each year, 3 – 5 million of which are considered severe; 290,000 to 650,000 deaths per year
- Influenza A&B cause most of human illness each flu season

Differentiated Approach

- Global license with University of Oxford
- Mathematical model for epitope identification
- Epitopes of limited variability (ELV's) are naturally immunogenic and cross-reactive
- ELV's are ideal vaccine targets for broad, long-term protection

Current Status

- BWV-101: Universal flu (H1, H3, Flu B)
- BWV-102: H1 pre-pandemic flu
- POC data for H1N1 published
- H3 and Flu B data presented at the World Vaccine Congress
- Provisional patents have been filed for H3N2 and Flu B ELVs blue water vaccines

9

BWV's ELV Vaccine Targets

Candidates

Candidate	
Influenza A H1N1: "OREO"	Mice data demonstrated cross-reactive immune response in historical influenza strains such as H10N3 (bird flu), and H5NX, H7NX, and H9NX
Influenza A H3N2: "INDY" "MAIZ"	Two epitopes with either 4 or 6 variants. Currently generating additional neutralization data
Influenza B (Yamagata & Victoria): "TATI"	One epitope in 7 variants to cover the variability seen across these two lineages.



Influenza A (H3N2)
"antigenic thrift"
proportion infected (Y)
0.000
0.005
0.010
0.015
100 150 200 250 300 350 400
time

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11 Norovirus - Rotavirus BWV - 301 BWV’s Differentiated Approach - Our S&P platform was co - invented by Xi Jason Jiang, Ph.D., and Ming Tan, Ph.D., of the Division of Infectious Disease at the Cincinnati Children’s - Provides two distinct VLP options allowing for multiple delivery pathways - Allows for single or multi - antigen presentation Impact / Need - Norovirus is the most common cause of acute gastroenteritis, 700 million cases annually. - Rotavirus causes an estimated 111 million episodes of diarrhea - Rotavirus is the most common cause of diarrheal disease among infants and young children - No norovirus vaccine is available to date Current Status - Preclinical data from gnotobiotic pig studies showed BWV - 301 prevented severe gastroenteritis and reduces viral shedding - Preclinical mouse sera after immunization with the S 60 - VP8* nanoparticle exhibited higher neutralizing activity

12 Bacterial Induced - AOM BWV - 201 Need for broad protection vaccine - 5 million cases of AOM in the United States annually - Estimated $4.3 billion USD is spent on AOM treatment each year in the United States alone - Complications from AOM include sensorineural hearing loss (SNHL) Differentiated Approach - Global license with St. Jude Children’s Research Hospital - BWV - 201 is a ଉ live ଉ attenuated ଉ serotype - independent ଉ vaccine - Intranasal delivery - Production of vaccine is straightforward; utilizes the entire bacterium Current Status - Research funded by BWV to evaluate the viability of this vaccine platform to potentially provide protection against multiple pathogens including, non - typeable Haemophilus influenzae ( NTHi ) - License expansion, provisional patent filed

12 BWV Summary & Conclusion 1 2 3 4 Developing a broad portfolio of vaccine candidates Influenza, AOM induced s. pneumo , noro - rotavirus New ELV data for universal influenza Recent expansion of St. Jude License for BWV - 201 Secured Cash Runway to support ongoing development H3 & Flu B ELV data presented at WVC Potential to provide broad coverage of AOM causing pathogens $20m IPO and $8m PIPE

Thank you!